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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  January 23, 2001
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                               AURORA FOODS INC.
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              (Exact Name of Registrant as Specified in Charter)

            DELAWARE                    333-50681               94-3303521
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  (State or Other Jurisdiction   (Commission File Number)         (I.R.S.
   Employer of Incorporation)                                Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO                  63103
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  (Address of Principal Executive Offices)                            (Zip Code)



      Registrant's Telephone Number, including Area Code:  (314) 241-0303
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                           This is Page 1 of 4 Pages.
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ITEM 5.  OTHER EVENTS

     Aurora Foods Inc. (the "Company") issued a press release dated January 23, 2001 in connection with the announcement by the United States Attorney's Office for the Southern District of New York (the "U.S. Attorney") of indictments alleging financial accounting fraud against members of former management and certain former employees of the Company. The U.S. Attorney did not bring charges against the Company. In addition, the Company has consented to the entry of an order by the United States Securities and Exchange Commission (the "SEC") in connection with a civil action by the SEC requiring compliance with requirements for accurate and timely reporting of quarterly and annual financial results, and the maintenance of adequate internal control procedures. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
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          99.1  Press Release dated January 23, 2001.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AURORA FOODS INC.


                              By: /s/ Christopher T. Sortwell
                                  --------------------------------
                                  Name:  Christopher T. Sortwell
                                  Title: Chief Financial Officer


Date:  January 23, 2001
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                                 EXHIBIT INDEX

Exhibit No.              Description of Exhibits
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99.1                Press Release dated January 23, 2001.